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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Cambridge Heart, Inc. of our report dated February 12, 1997 appearing on page F-2 of this Annual Report on Form l0-K.

PRICE WATERHOUSE LLP

Boston, Massachusetts
March 26, 1997